Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Exact Sciences Corporation (the “Company”) on Form 10-Q for the quarter ended September 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Kevin T. Conroy, President and Chief Executive Officer of the Company and Maneesh K. Arora, Chief Operating Officer, Chief Financial Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to our knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kevin T. Conroy
Kevin T. Conroy
President and Chief Executive Officer

November 2, 2012

/s/ Maneesh K. Arora
Maneesh K. Arora Chief Operating Officer, Chief Financial Officer, and Secretary

November 2, 2012